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EXHIIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Kodiak Energy Inc. on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated: October 25, 2005                      /s/ Mark Hlady
                                             ------------------------------
                                             Name: Mark Hlady
                                             Title: Chief Executive Officer

Dated: October 25, 2005                      /s/ Marc Juliar
                                             ------------------------------
                                             Name: Marc Juliar
                                             Title: Chief Financial Officer






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